UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported):	August 30, 2017

              ORION ENERGY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	01-33887	39-1847269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  2210 Woodland Drive, Manitowoc, Wisconsin
(Address of principal executive offices, including zip code)

  (920) 892-9340
(Registrant’s telephone number, including area code)

  Not Applicable
(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07(a), (b) and (d)    Submission of Matters to a Vote of Security Holders.
On August 30, 2017, Orion Energy Systems, Inc. (the “Company”) held its 2017 Annual Meeting of Shareholders (the “2017 Annual Meeting”). As of the July 6, 2017 record date for the determination of the shareholders entitled to notice of, and to vote at, the 2017 Annual Meeting, 30,688,583 shares of common stock of the Company were outstanding and entitled to vote, each entitled to one vote per share. Approximately 81% of all votes were represented at the 2017 Annual Meeting in person or by proxy. At the 2017 Annual Meeting, the Company’s shareholders voted on the following proposals:

Proposal One: To elect two Class III directors, Michael J. Potts and Anthony L. Otten, to serve until the Company’s 2019 Annual Meeting of Shareholders and two Class I directors, Kenneth M. Young and Ellen B. Richstone, to serve until the Company’s 2020 Annual Meeting of Shareholders, and, in each instance, until their successors have been duly elected and qualified. In accordance with the voting results listed below, each of the nominees were elected to serve as directors for the terms specified.

Name	For	Withheld	Broker Non-Votes
Michael J. Potts	13,720,019	868,899	10,243,210
Anthony L. Otten	13,409,057	1,179,861	10,243,210
Ellen B. Richstone	14,315,966	272,952	10,243,210
Kenneth M. Young	14,232,806	356,112	10,243,210

Proposal Two: To conduct an advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement. In accordance with the voting results listed below, the Company’s executive compensation as disclosed in the Company’s definitive proxy statement has been approved.

For	Against	Abstain	Broker Non-Votes
12,757,256	1,782,858	48,804	10,243,210

Proposal Three: To conduct an advisory vote on the frequency of the advisory shareholder vote on the compensation of the Company’s named executive officers. In accordance with the voting results listed below, the Company will conduct an advisory vote on executive compensation every year until the next required advisory vote on the frequency of future advisory votes on executive compensation as required pursuant to Section 14A of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
14,030,226	71,603	457,842	29,247	10,243,210

Proposal Four: To ratify BDO USA, LLP to serve as the Company’s independent registered public accounting firm for its 2018 fiscal year. In accordance with the voting results listed below, BDO USA, LLP will serve as the independent registered certified public accountants for the Company’s fiscal 2018.

For	Against	Abstain	Broker Non-Votes
23,594,827	1,163,952	73,349	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENERGY SYSTEMS, INC.
Date: September 1, 2017	By: /s/ William T. Hull
William T. Hull
Chief Financial Officer

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